UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): May 8, 2007


                                  CONSECO, INC.
             (Exact name of registrant as specified in its charter)


   Delaware                               001-31792               75-3108137
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(State or other                          (Commission          (I.R.S. Employer
jurisdiction of                          File Number)        Identification No.)
organization)

11825 North Pennsylvania Street
        Carmel, Indiana                                             46032
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(Address of principal executive offices)                          (Zip Code)

                                 (317) 817-6100
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              (Registrant's telephone number, including area code)


                                 Not Applicable
                                ----------------
                        (Former name or former address,
                          if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

     On May 8, 2007, three insurance companies (Conseco Insurance Company, Conseco Life Insurance Company and Washington National Insurance Company) in the Conseco Insurance Group unit of Conseco, Inc. (the "Company"), entered into agreements under which those insurance companies will coinsure, with an effective date of January 1, 2007, most of their older inforce equity-indexed annuity and fixed annuity business with Reassure America Life Insurance Company ("REALIC"), a subsidiary of Swiss Re Life & Health America Inc.

     In the transaction, REALIC will pay a ceding commission of approximately $76.5 million, 100% coinsure and administer these policies, and recognize policy profits as they emerge over time. The Conseco companies will transfer to REALIC approximately $3.0 billion of statutory policy and other reserves, as well as the assets backing these policies. The transaction, which is subject to insurance regulatory approval in several states, is expected to close prior to December 31, 2007.

     Conseco expects to record after-tax charges related to the transaction of approximately $65 million, plus the block's earnings between the effective date and the close of the transaction. We recognized $8.7 million of these charges in the first quarter of 2007, related to impairment losses on the assets expected to be transferred to REALIC at closing that were in an unrealized loss position at March 31, 2007. The remaining charge, resulting principally from unrecovered insurance intangibles, is expected to be recorded when the transaction closes. The block's after-tax earnings for the first quarter of 2007 were approximately $10 million. A copy of the Company's press release is attached hereto as Exhibit 99.1.


Item 2.02.  Results of Operations and Financial Condition.

     On May 8, 2007, the Company issued: (i) a press release announcing its financial results for the quarter ended March 31, 2007, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference; and
(ii) additional financial information related to the Company's financial and operating results for the quarter ended March 31, 2007, a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

     The information contained under Item 2.02 in this Current Report on Form 8-K (including Exhibits 99.2 and 99.3) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.


Item 9.01(d).  Financial Statements and Exhibits.

     The following materials are furnished as exhibits to this Current Report on Form 8-K:

        99.1 Press release dated May 8, 2007 related to coinsurance agreements.

        99.2 Press release dated May 8, 2007 related to financial results for the quarter ended March 31, 2007.

        99.3 First Quarter 2007 Financial and Operating Results for the period ended March 31, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           CONSECO, INC.

May 9, 2007
                                           By:  /s/ John R. Kline
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                                                John R. Kline
                                                  Senior Vice President and
                                                  Chief Accounting Officer